(JEFFERSON GROWTH & INCOME FUND LOGO)

                                 ANNUAL REPORT
                                OCTOBER 31, 1996

(JEFFERSON GROWTH & INCOME FUND LOGO)

                                                                   December 1996
Dear Fellow Shareholders,

  On behalf of myself and the Board of Trustees, I'd like to thank the hundreds of shareholders who joined in our inaugural year to help make the Jefferson Growth and Income Fund a success. Since our last semi-annual report, fund assets have increased by more than 94%, growing from $2.6 million to $5.1 million! Although we don't expect this rate of growth to continue, we are delighted that the fund has been so well accepted.

  I am also pleased to report that since our last letter, the net asset value of Class A shares has increased from $10.55 to $10.91 and the net asset value of Class B shares has increased from $10.52 to $10.87 as of October 31, 1996. The fund also paid two regular quarterly dividends of $.055 and $.076 on Class A shares and $.039 and $.057 on Class B shares.

  In the last report to shareholders, we voiced concern over two key investment fundamentals. First, we noticed a slowdown in the growth of corporate earnings and felt this could hurt equity valuations. Second, we pointed out a substantial rise in long term interest rates, which could also be negative for the value of stocks.

  Since early September, interest rates have been declining from a peak of over 7.1%. With economic data pointing to a slower economy, we are now more positive on the near term outlook for interest rates. But, corporate profits still appear to be under pressure in many industry groups. We feel a key factor in superior investment performance in 1997 will be avoiding negative earnings surprises.

  Lower interest rates have given us the opportunity to find additional investment candidates and expand our equity exposure to 65% from 55% at the time of our last letter. We continue to believe that a defensive portfolio approach is appropriate given the recent volatility of the market and the overall high level of company valuations.

Sincerely,

/s/ Richard Imperiale

Richard Imperiale
Chairman

                     CLASS A -                                      CLASS B -
DATE      CLASS A     NO-LOAD    CLASS B   VALUE LINE  S&P 500       NO-LOAD
9/1/95     $9,450     $10,000    $10,000     $10,000   $10,000       $10,000
10/31/95   $9,490     $10,040     $9,530     $11,490   $12,410       $10,030
10/31/96  $10,578     $11,194    $10,682     $11,032   $12,887       $11,082

This chart assumes an initial investment of $10,000, except for the Class A shares with a front-end sales charge, made on 9/1/95 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       FOR PERIODS ENDED OCTOBER 31, 1996
                                                               SINCE INCEPTION
AVERAGE ANNUAL RATE OF RETURN %                ONE YEAR                9/01/95
-------------------------------                --------        ---------------

Jefferson Growth & Income Fund - Class A No-Load    11.5%               10.2%
Jefferson Growth & Income Fund - Class A*<F1>         5.4                 4.9
Jefferson Growth & Income Fund - Class B No-Load     10.5                 9.3
Jefferson Growth & Income Fund - Class B**<F2>        6.5                 5.9
S&P 500 Stock Index***<F3>                           24.1                24.3
Value Line Geometric Composite Average****<F4>       14.9                10.5

*<F1>Reflects maximum front-end sales charge of 5.50%.
**<F2>Reflects maximum Contingent Deferred Sales Charge (CDSC) of 4.00% effective on redemptions after one year.
***<F3>The S&P 500 Stock Index is an index of unmanaged groups of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. An investment cannot be made directly in an index.
****<F4>The Value Line Geometric Composite Average is an equally weighted price index of approximately 1,700 NYSE, AMEX and over-the-counter stocks tracked by the "The Value Line Investment Survey."

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
  Investments, at value (cost $5,144,929)                          $5,370,117
  Income receivable                                                    25,572
  Receivable for securities sold                                       78,614
  Organization costs, net of accumulated amortization                  62,654
  Other assets                                                          6,376
                                                                   ----------
  Total Assets                                                      5,543,333
                                                                   ----------
LIABILITIES:
  Payable to Distributor                                               46,685
  Payable for securities purchased                                    344,550
  Call options written, at value (Premiums received $13,208)           15,338
  Accrued expenses                                                     37,123
                                                                   ----------
  Total Liabilities                                                   443,696
                                                                   ----------
NET ASSETS                                                         $5,099,637
                                                                   ----------
                                                                   ----------
NET ASSETS CONSIST OF:
  Capital stock                                                    $4,834,836
  Undistributed net investment income                                  15,765
  Undistributed accumulated net realized gains on investments          25,978
  Unrealized net appreciation on investments                          223,058
                                                                   ----------
  Total Net Assets                                                 $5,099,637
                                                                   ----------
                                                                   ----------
CLASS A:
  Net assets                                                       $4,687,946
  Shares outstanding (unlimited number authorized)                    429,499
  Net asset value and redemption price per share                       $10.91
                                                                   ----------
                                                                   ----------
  Maximum offering price per share                                     $11.54
                                                                   ----------
                                                                   ----------
CLASS B:
  Net assets                                                         $411,691
  Shares outstanding (unlimited number authorized)                     37,860
  Net asset value and offering price per share                         $10.87
                                                                   ----------
                                                                   ----------
  Redemption price per share, assuming maximum
    contingent deferred sales charge                                   $10.33
                                                                   ----------
                                                                   ----------
See notes to the financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
  Dividend income                                                     $50,381
  Interest income                                                      75,417
                                                                    ---------
                                                                      125,798
EXPENSES:
  Investment advisory fees                                             18,010
  Administration fees                                                  36,538
  Shareholder servicing and accounting costs                           62,404
  Distribution fees -- Class A                                          6,828
  Distribution fees -- Class B                                          2,706
  Custody fees                                                          7,440
  Federal and state registration fees                                   4,620
  Professional fees                                                    20,186
  Reports to shareholders                                               7,416
  Amortization of organization costs                                    2,925
  Trustees' fees and expenses                                           7,003
  Other                                                                 5,112
                                                                    ---------
  Total expenses before waiver and reimbursement                      181,188
  Less:  Waiver of expenses and reimbursement from Distributor      (144,639)
                                                                    ---------
  Net expenses                                                         36,549
                                                                    ---------
NET INVESTMENT INCOME                                                  89,249
                                                                    ---------
REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments                                     25,978
  Change in unrealized appreciation on investments                    222,254
                                                                    ---------
  Net gain on investments                                             248,232
                                                                    ---------
NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS                                     $337,481
                                                                    ---------
                                                                    ---------

See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                           SEPTEMBER 1, 1995 1
                                                                           <F5>
                                                  YEAR ENDED          THROUGH
                                            OCTOBER 31, 1996 OCTOBER 31, 1995
                                            ---------------- ----------------
OPERATIONS:
  Net investment income                              $89,249           $5,050
  Net realized gain on investments                    25,978               --
  Change in unrealized appreciation on investments   222,254              804
                                                  ----------       ----------
  Net increase in net assets resulting
    from operations                                  337,481            5,854
                                                  ----------       ----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                      3,594,458        1,406,112
  Shares issued to holders in reinvestment
     of dividends                                     78,069               --
                                                  ----------       ----------
                                                   3,672,527        1,406,112
  Shares redeemed                                  (243,803)               --
                                                  ----------       ----------
  Net Increase                                     3,428,724        1,406,112

DISTRIBUTIONS TO SERIES A SHAREHOLDERS:
  From net investment income                        (72,952)               --
                                                  ----------       ----------
DISTRIBUTIONS TO SERIES B SHAREHOLDERS:
  From net investment income                         (5,582)               --
                                                  ----------       ----------
TOTAL INCREASE IN NET ASSETS                       3,687,671        1,411,966

NET ASSETS:
Beginning of period                                1,411,966               --
                                                  ----------       ----------
End of period (including undistributed net
  investment income of $15,765
    and $5,050, respectively)                     $5,099,637       $1,411,966
                                                  ----------       ----------
                                                  ----------       ----------
1<F5>Commencement of operations.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                                                            SEPTEMBER 1, 1995 1<F6>
                                                                  YEAR ENDED                      THROUGH
                                                               OCTOBER 31, 1996              OCTOBER 31, 1995
                                                              ------------------            -------------------
                                                               CLASS A   CLASS B             CLASS A   CLASS B
                                                              --------  --------            --------   -------
Per share data:
  Net asset value, beginning of period                          $10.04    $10.03              $10.00    $10.00
Income from investment operations:
  Net investment income                                           0.27      0.21                0.04      0.03
  Net realized and unrealized gains on securities                 0.87      0.83                  --        --
                                                               -------   -------             -------   -------
  Total from investment operations                                1.14      1.04                0.04      0.03
Less Distributions:
  Dividends from net investment income                          (0.27)    (0.20)                  --        --
                                                               -------   -------             -------   -------
Net asset value, end of period                                  $10.91    $10.87              $10.04    $10.03
                                                               -------   -------             -------   -------
                                                               -------   -------             -------   -------
Total Return 2<F7>                                              11.50%    10.49%              0.40%3<F8>0.30%3<F8>
Supplemental data and ratios:
  Net assets, in thousands, end of period                       $4,688      $412              $1,279      $133
  Ratio of net expenses to average net assets                    1.15%     1.90%              1.15%4<F9>1.90%4<F9>
  Ratio of net investment income to average net assets           3.03%     2.28%              3.09%4<F9>2.59%4<F9>
  Portfolio turnover rate 5<F10>                                131.98%   131.98%                  --        --
  Average commission rate 6<F11>                                $0.0884   $0.0884                  --        --

1<F6>Commencement of operations.
2<F7>The total return calculation does not reflect the 5.5% front end sales charge for Class A or the 5% CDSC on Class B.
3<F8>Not annualized.
4<F9>Annualized.
5<F10>Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. During the period ended October 31, 1995, there were no sales of securities.
6<F11>Average commission rate disclosure not required for the period ended October
31, 1995.

See notes to the financial statements.

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

 NUMBER
OF SHARES                                                               VALUE
---------                                                               -----
          COMMON STOCKS -- 62.3%*<F12>
          APPAREL -- 3.9%*<F12>
  3,000   Brown Group, Inc.                                           $61,875
  8,000   Dixie Yarns, Inc.+<F13>                                      40,000
 10,000   Hartmarx Corporation+<F13>                                   46,250
  8,000   Tultex Corporation+                                          52,000
                                                                   ----------
                                                                      200,125
                                                                   ----------

          APPLIANCES -- 1.0%*<F12>
  8,500   Fedders Corporation                                          49,938
                                                                   ----------

          AUTO PARTS -- 1.4%*<F12>
  2,700   Exide Corporation                                            70,200
                                                                   ----------

          BANK & BANK HOLDING COMPANIES -- 1.7%*<F12>
  1,800   KeyCorp                                                      83,925
                                                                   ----------

          BUSINESS SERVICES -- 2.6%*<F12>
  4,000   Deluxe Corporation                                          130,500
                                                                   ----------

          CHEMICALS -- 3.0%*<F12>
  3,000   Rhone-Poulenc Rorer, Inc., ADR                               89,250
  4,000   Safety Kleen Corporation                                     62,500
                                                                   ----------
                                                                      151,750
                                                                   ----------

          CONSUMER DURABLES -- 0.8%*<F12>
  1,000   Polaroid Corporation                                         40,625
                                                                   ----------

          DIVERSIFIED -- 0.5%*<F12>
  4,000   Hanson PLC, ADR                                              25,500
                                                                   ----------

          ENERGY -- 2.4%*<F12>
  3,200   Panenergy Corporation                                       123,200
                                                                   ----------

          ENTERTAINMENT & LEISURE -- 1.5%*<F12>
  4,700   Harveys Casinos Resorts                                      75,788
                                                                   ----------

          FINANCIAL SERVICES -- 3.7%*<F12>
  4,000   A.G. Edwards & Sons, Inc.                                   119,500
  2,800   Primark Corporation+<F13>                                    69,650
                                                                   ----------
                                                                      189,150
                                                                   ----------

          FOOD, BEVERAGE & TOBACCO -- 7.4%*<F12>
  3,400   American Brands, Inc.                                      $162,350
  8,000   Morningstar Group, Inc.+<F13>                               135,000
  2,300   Quaker Oats Company                                          81,650
                                                                   ----------
                                                                      379,000
                                                                   ----------

          INSURANCE -- 1.8%*<F12>
  1,500   ITTHartford Group, Inc.                                      94,500
                                                                   ----------

          LIQUOR -- 3.0%*<F12>
  4,000   Anheuser-Busch Companies, Inc.                              154,000
                                                                   ----------

          MANUFACTURING -- 3.4%*<F12>
  4,000   Farr Company+<F13>                                           69,500
  2,750   Hillenbrand Industries, Inc.                                101,750
                                                                   ----------
                                                                      171,250
                                                                   ----------
          OIL & GAS - DOMESTIC -- 4.8%*<F12>
  2,500   El Paso Natural Gas Company                                 121,250
  3,000   Phillips Petroleum Company                                  123,000
                                                                   ----------
                                                                      244,250
                                                                   ----------

          OIL & GAS - INTERNATIONAL -- 1.9%*<F12>
  4,000   Occidental Petroleum Corporation                             98,000
                                                                   ----------

          PAPER & FOREST PRODUCTS -- 0.9%*<F12>
  3,000   Pope & Talbot, Inc.                                          47,250
                                                                   ----------

          REAL ESTATE -- 9.4%*<F12>
  5,500   Burnham Pacific Properties, Inc.                             68,063
  2,000   Hospitality Properties Trust                                 52,000
  9,500   Innkeepers USA Trust                                        111,625
  1,625   Manufactured Home Communities, Inc.                          31,687
  2,500   National Golf Properties, Inc.                               72,500
  5,500   Newhall Land & Farming Company                               85,938
  2,500   Public Storage, Inc.                                         57,500
                                                                   ----------
                                                                      479,313
                                                                   ----------

          RETAIL - GENERAL -- 4.7%*<F12>
  5,300   99 Cents Only Stores+<F13>                                   78,175
  5,500   Pier 1 Imports, Inc.                                         77,000
  2,500   Toys "R" Us, Inc.+<F13>                                      84,687
                                                                   ----------
                                                                      239,862
                                                                   ----------

          TELEPHONE -- 0.6%*<F12>
  1,000   Century Telephone Enterprise                                 32,125
                                                                   ----------

          TRAVEL & RECREATION -- 1.9%*<F12>
  1,500   The Walt Disney Company                                      98,812
                                                                   ----------
          Total Common Stocks
          (Cost $2,949,584)                                         3,179,063
                                                                   ----------
          CONVERTIBLE PREFERRED STOCKS -- 2.3%*<F12>
          MANUFACTURING -- 2.3%*<F12>
  4,800   Oasis Residential, Inc. Convertible Preferred               115,200
                                                                   ----------
          Total Convertible Preferred Stock
          (Cost $123,079)                                             115,200
                                                                   ----------
PRINCIPAL LONG-TERM INVESTMENTS -- 17.0%*<F12>
 AMOUNT   CORPORATE BONDS -- 14.2%*<F12>
---------
          BANK & BANK HOLDING COMPANIES -- 0.5%*<F12>
$15,000   CitiCorp Notes, 8.75%, 11/01/96                              15,001
 10,000   Norwest Corporation, 9.25%, 5/01/97                          10,171
                                                                   ----------
                                                                       25,172
                                                                   ----------

          CONSUMER DURABLE -- 0.4%*<F12>
 20,000   BankAmerica Corp Subordinated Notes, 8.125%, 2/01/02         21,334
                                                                   ----------
          DRUGS -- 0.3%*<F12>
 15,000   Pfizer, Inc., 6.50%, 2/01/97                                 15,037
                                                                   ----------

          ELECTRIC -- 3.4%*<F12>
 150,000  Detroit Edison, 6.40%, 10/01/98                             150,215
 25,000   Ohio Power Company, 6.75%, 3/01/98                           25,062
                                                                   ----------
                                                                      175,277
                                                                   ----------

          FINANCE COMPANY -- 6.1%*<F12>
 75,000   Commonwealth Edison Company of New York, Inc.,
            5.75%, 12/01/96                                            74,983
 15,000   Ford Capital B.V., 9.125%, 5/01/98                           15,646
          General Motors Acceptance Corporation Medium Term Notes:
100,000     7.50%, 11/04/97                                           101,536
 10,000     7.75%, 1/24/97                                             10,046
 10,000   Norwest Financial, Inc., 6.50%, 11/15/97                     10,066
100,000   Transamerica Financial Corporation, 7.875%, 2/15/97         100,581
                                                                   ----------
                                                                      312,858
                                                                   ----------

          FOOD, BEVERAGE & TOBACCO -- 1.5%*<F12>
 25,000   PepsiCo, Inc., 7.00%, 11/15/96                               25,009
 50,000   Philip Morris Companies, Inc., 8.625%, 3/1/99                52,500
                                                                   ----------
                                                                       77,509
                                                                   ----------

          OIL & GAS - INTERNATIONAL -- 2.0%*<F12>
100,000   Occidental Petroleum Corporation Flat Rate Note,
            6.26%, 11/04/99                                           100,000
                                                                   ----------
          Total Corporate Bonds
          (Cost $725,549)                                             727,187
                                                                   ----------

          U.S. GOVERNMENT AGENCY -- 2.8%*<F12>
100,000   FNMA Medium Term Note, 5.23%, 11/25/98                       98,749
 41,844   FNMA Pass-Thru, 6.00%, 5/01/00                               41,481
                                                                   ----------
          Total U.S. Government Agency
          (Cost $138,281)                                             140,230
                                                                   ----------
          Total Long-Term Investments
          (Cost $863,830)                                             867,417
                                                                   ----------
          SHORT-TERM INVESTMENTS -- 23.7%*<F12>
          U.S. GOVERNMENT -- 2.9%*<F12>
 150,000  U.S. Treasury Bill, 5.17%, 11/07/96                         149,877
                                                                   ----------
          VARIABLE RATE DEMAND NOTES -- 20.8%*<F12>
          FOOD -- 1.2%*<F12>
 60,186   General Mills, Inc., 5.01%                                   60,186
                                                                   ----------

          TECHNOLOGY -- 14.8%*<F12>
251,438   American Family, 5.02%                                      251,438
251,437   Johnson Controls, Inc., 5.04%                               251,437
251,437   Pitney Bowes Credit Corporation, 5.02%                      251,437
                                                                   ----------
                                                                      754,312
                                                                   ----------
          UTILITIES -- 4.8%*<F12>
244,062   Wisconsin Electric Power Company, 5.06%                     244,062
                                                                   ----------
          Total Short-Term Investments
          (Cost $1,208,437)                                         1,208,437
                                                                   ----------
          Total Investments -- 105.3%*<F12>
          (Cost $5,144,929)                                         5,370,117
                                                                   ----------
CONTRACTS CALL OPTIONS WRITTEN (100 shares per contract) -- (0.3%)*<F12>
---------
     30   Brown Group, Inc.
            Expiration March 1997, Exercise Price $20                 (5,438)
     18   KeyCorp
            Expiration December 1996, Exercise Price $45              (5,400)
     30   Phillips Petroleum Company
            Expiration November 1996, Exercise Price $40              (4,500)
                                                                   ----------
          Total Call Options Written                                 (15,338)
                                                                   ----------
          Other Assets, less Liabilities -- (5.0%)                  (255,142)
                                                                   ----------
          Net Assets -- 100.0%                                     $5,099,637
                                                                   ----------
                                                                   ----------

*<F12>Calculated as a percentage of net assets.
+<F13>Non-income producing.

See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 1996

1).  ORGANIZATION

  The Jefferson Growth & Income Fund (the "Fund") is a mutual fund created by The Jefferson Fund Group Trust (the "Trust") which was organized as a business trust under the laws of Delaware on January 20, 1995. The Fund is one of a series issued by the Trust, which is an open-end management company registered under the Investment Company Act of 1940, as amended.

  Between the date of organization and the commencement of operations on September 1, 1995, the Fund had no operations other than incurring organizational expenses. These costs aggregated $65,659, which were paid by Rodman & Renshaw, Inc. and are being amortized over the period of benefit, but not to exceed sixty months from the date the Fund commenced operations.

  The Trust is authorized to issue an unlimited number of shares without par value. The Trust has issued two classes of shares in the Fund: Class A and Class B. The Class A shares are subject to a service organization fee of 0.25% pursuant to Rule 12b-1 and a front-end sales charge imposed at the time of purchase in accordance with the Fund's prospectus. The maximum front-end sales charge is 5.50% of the offering price or 5.82% of the net asset value. The Class B shares are subject to a service organization fee of 0.25% and distribution fees of 0.75% pursuant to Rule 12b-1. Certain of the Class B shares are subject to a contingent deferred sales charge (CDSC), upon redemption from the Fund within seven years from the time of the original purchase. Each class of shares of the Fund has identical rights and privileges.

2).  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation - Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the exchange on which such securities are principally traded. Exchange-traded securities for which there were no transactions that day are valued at the most recent bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value.

b). Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c). Income and Expenses - The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

d). Distributions to Shareholders - Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains are declared at least annually.

e). Written Option Accounting - When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

f). Futures Contracts - The Fund may utilize futures contracts to a limited extent for hedging purposes. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

g). Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h). Other - Investment and shareholder transactions are accounted for no later than the first business day after trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3).  CAPITAL SHARE TRANSACTIONS
  Transactions in shares of the Fund were as follows:

                                                      CLASS A
                                         YEAR ENDED            PERIOD ENDED
                                      OCTOBER 31, 1996       OCTOBER 31, 1995
                                     -----------------       ----------------
                                     AMOUNT     SHARES     AMOUNT      SHARES
                                     ------------------   -------------------
Shares sold                        $3,245,931   309,269  $1,273,808   127,362
Shares issued to holders in
  reinvestment of dividends            72,487     6,887          --        --
                                   ----------  --------   ---------   -------
                                    3,318,418   316,156   1,273,808   127,362
Shares redeemed                     (148,321)  (14,019)          --        --
                                   ----------  --------   ---------   -------
Net increase                       $3,170,097   302,137  $1,273,808   127,362
                                   ----------  --------   ---------   -------
                                   ----------  --------   ---------   -------

                                                     CLASS B
                                          YEAR ENDED           PERIOD ENDED
                                      OCTOBER 31, 1996       OCTOBER 31, 1995
                                      ----------------       ----------------
                                      AMOUNT    SHARES      AMOUNT     SHARES
                                    -------------------     -----------------
Shares sold                          $348,527    33,239    $132,304    13,245
Shares issued to holders in
  reinvestment of dividends             5,582       532          --        --
                                   ----------  --------   ---------   -------
                                      354,109    33,771     132,304    13,245
Shares redeemed                      (95,482)   (9,156)          --        --
                                   ----------  --------   ---------   -------
Net increase                         $258,627    24,615    $132,304    13,245
                                   ----------  --------   ---------   -------
                                   ----------  --------   ---------   -------

4).  INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended October 31, 1996, were as follows:

                                          PURCHASES            SALES
                                          ---------           ------
            U.S. Government               $140,865             $2,673
            Other                       $5,298,704         $2,272,497

  At October 31, 1996, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

            Appreciation                                $297,977
            Depreciation                                (74,919)
                                                        --------
            Net unrealized appreciation
              on investments                            $223,058
                                                        --------
                                                        --------

  At October 31, 1996, the cost of investments for federal income tax purposes was $5,144,929.

  Transactions in options written during the year ended October 31, 1996 were as follows:
                                               NUMBER
                                            (100 SHARES
                                           PER CONTRACT)         PREMIUMS
                                           -------------        ---------
      Options outstanding at beginning of year     --             $--
      Options written during the period            154            23,885
      Options expired                              (40)           (5,909)
      Options exercised                            (36)           (4,768)
                                                   ----           -------
      Options outstanding at end of year           78             $13,208
                                                   ----           -------
                                                   ----           -------

5).  INVESTMENT ADVISORY AND OTHER AGREEMENTS

  The Trust has entered into an investment advisory agreement with Uniplan, Inc. (the "Adviser"). Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's daily net assets.

  The Trust has entered into a distribution and servicing agreement with Rodman & Renshaw, Inc. (the "Distributor"). The Trust has adopted a Class A Servicing Fee plan whereby the Fund pays the Distributor servicing fees of up to 0.25% annually, calculated as a percentage of the Fund's average daily net assets attributable to Class A shares. Pursuant to the Class B distribution and servicing agreement, the Fund is authorized to pay the Distributor a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of the Class B shares of the Fund and a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class B shares of the Fund. The Distributor may bear various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders.

  Under the distribution agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.15% and 1.90% of average net assets for Class A and Class B shares respectively, the Distributor will reimburse the Fund for the amount of such excess. Accordingly, for the year ended October 31, 1996, the Distributor reimbursed the Fund $144,639. The Fund paid brokerage commissions of $770 to the Distributor during the year ended October 31, 1996.

  The Distributor received front-end sales charges on Class A shares and contingent deferred sales charges on Class B shares of $3,181 and $0, respectively, for the year ended October 31, 1996.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Jefferson Fund Group Trust

  We have audited the accompanying statement of assets and liabilities of The Jefferson Fund Group Trust -- Jefferson Growth and Income Fund (the "Fund"), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 1, 1995 (commencement of operations) through October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 1996, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 1, 1995 (commencement of operations) through October 31, 1995, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
November 22, 1996

INVESTMENT ADVISER
   Uniplan, Inc.
   839 N. Jefferson Street
   Milwaukee, WI 53202
   (800) 261-9785

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
   PAYING AGENT & CUSTODIAN
   Firstar Trust Company
   615 E. Michigan Street
   Milwaukee, WI 53202

DISTRIBUTOR
   Rodman & Renshaw, Inc.
   233 South Wacker Drive
   Suite 4500
   Chicago, IL 60606

LEGAL COUNSEL
   Foley & Lardner
   330 N. Wabash Avenue
   Suite 3300
   Chicago, IL 60611

INDEPENDENT ACCOUNTANTS
   Coopers & Lybrand L.L.P.
   411 East Wisconsin Avenue
   Milwaukee, WI 53202